                                                                     Milpitas 15

                                   AMENDMENT NO. 2
                                       TO LEASE


     THIS AMENDMENT NO. 2 is made and entered into this 6th day of July, 1998, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and ADAC LABORATORIES, a California corporation, as TENANT.

                                      RECITALS


     A. WHEREAS, by Lease Agreement dated September 21, 1992 Landlord leased to Tenant approximately 8,045 PLUS OR MINUS square feet of that certain 43,401 PLUS OR MINUS square foot building located at 515 Alder Drive, Milpitas, California, the details of which are more particularly set forth in said September 21, 1992 Lease Agreement, and

     B. WHEREAS, said Lease was amended by the Commencement Letter dated November 23, 1992 which changed the Commencement Date of the Lease from November 1, 1992 to November 23, 1992, and changed the Termination Date from October 31, 1995 to November 30, 1995, and,

     C. WHEREAS, said Lease was amended by Amendment No. 1 dated August 1, 1993 which amended the Lease by (i) increasing the square footage of the Leased Premises by 13,720 square feet (for a total of 21,765 square feet) effective November 15, 1993, (ii) extended the Term for three years and three months and
(iii) amended the Basic Rent schedule, Aggregate Rent and Security Deposit accordingly, and,

     D. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) extending the Term for seven years, changing the Termination Date from February 28, 1999 to February 28, 2006, (ii) amending the Basic Rent schedule and Aggregate Rent accordingly, (iii) increasing the Security Deposit required under the Lease, (iv) amending the Management Fee charged to Tenant, (vii) amending Lease Paragraphs 15 ("Property Insurance") and 19 ("Assignment and Subletting"), (viii) replacing Lease Paragraphs 13 ("Liability Insurance"), 39 ("Limitation of Liability") and 49 ("Hazardous Materials"), and (ix) adding a paragraph ("Authority to Execute") to said Lease Agreement as hereinafter set forth.

                                     AGREEMENT


     NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

     1. TERM OF LEASE: It is agreed between the parties that the Term of said Lease Agreement shall be extended for an additional seven (7) year period, and the Lease Termination Date shall be changed from February 28, 1999 to February 28, 2006.

     2. BASIC RENTAL FOR EXTENDED TERM OF LEASE: The monthly Basic Rental for the Extended Term of Lease shall be as follows:

     On March 1, 1999, the sum of FORTY THREE THOUSAND FIVE HUNDRED THIRTY AND NO/100 DOLLARS ($43,530.00) shall be due, and a like sum due on the first day of each month thereafter through and including February 1, 2000.

     On March 1, 2000, the sum of FORTY FIVE THOUSAND SEVEN HUNDRED SIX AND 50/100 DOLLARS ($45,706.50) shall be due, and a like sum due on the first day of each month thereafter through and including February 1, 2001.

     On March 1, 2001, the sum of FORTY SEVEN THOUSAND EIGHT HUNDRED EIGHTY THREE AND NO/100 DOLLARS ($47,883.00) shall be due, and a like sum due on the first day of each month thereafter through and including February 1, 2002.


                                                                 Initial: ______

     On March 1, 2002, the sum of FIFTY THOUSAND FIFTY NINE AND 50/100 DOLLARS ($50,059.50) shall be due, and a like sum due on the first day of each month thereafter through and including February 1, 2003.

     On March 1, 2003, the sum of FIFTY TWO THOUSAND TWO HUNDRED THIRTY SIX AND NO/100 DOLLARS ($52,236.00) shall be due, and a like sum due on the first day of each month thereafter through and including February 1, 2004.

     On March 1, 2004, the sum of FIFTY FOUR THOUSAND FOUR HUNDRED TWELVE AND 50/100 DOLLARS ($54,412.50) shall be due, and a like sum due on the first day of each month thereafter, through and including February 1, 2005.

     On March 1, 2005, the sum of FIFTY SIX THOUSAND FIVE HUNDRED EIGHTY NINE AND NO/100 DOLLARS ($56,589.00) shall be due, and a like sum due on the first day of each month thereafter, through and including February 1, 2006.

     The Aggregate Basic Rent for the Lease shall be increased by $4,204,998.00 or from $1,580,415.22 to $5,785,413.22.

     3. SECURITY DEPOSIT: Tenant's Security Deposit shall be increased by $86,657.75, or from $26,520.25 to $113,178.00. Tenant shall pay $43,328.88 of said $86,657.75 increase upon Tenant's execution of this Amendment No. 2. The remaining $43,328.87 shall be in the form of a Promissory Note due September 1, 1999.

     4. MANAGEMENT FEE: Beginning March 1, 1999, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a FIXED monthly management fee ("Management Fee") equal to three percent (3%) of the Basic Rent due for each month throughout the remaining Lease Term. Tenant shall remain liable for the five percent (5%) management fee previously charged against Additional Rent through February 28, 1999.

     5. PROPERTY INSURANCE: Lease Paragraph 15 ("Property Insurance") is hereby amended to include the following: "Tenant acknowledges that as part of the cost of insurance policies for the Premises, Tenant is responsible for the payment of insurance deductibles on insurance claims as they relate to the Premises".

     6. ASSIGNMENT AND SUBLETTING: Lease Paragraph 19 ("Assignment and Subletting") shall be amended to include the following language:

     "A. Notwithstanding the foregoing, Landlord and Tenant agree that it shall not be unreasonable for Landlord to refuse to consent to a proposed assignment, sublease or other transfer ("Proposed Transfer") if the Premises or ant other portion of the Property would become subject to additional or different Government Requirements as a direct or indirect consequence of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property. However, Landlord may, in its sole discretion, consent to such a Proposed Transfer where Landlord is indemnified by Tenant and (i) Subtenant or
(ii) Assignee, in form and substance satisfactory to Landlord's counsel, by Tenant and/or the Proposed Transferee from and against any and all costs, expenses, obligations and liability arising out of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property.

     B. Any and all sublease agreement(s) between Tenant and any and all subtenant(s) (which agreements must be consented to by Landlord, pursuant to the requirements of this Lease) shall contain the following language:

               "If Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that
          (1) the voluntary termination of the Master Lease by Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for interference with contract or interference with prospective


                                                                 Initial: ______
          economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease.
          Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

               The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision,
          (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.


                 Initials:  __________       Initials:__________"
                            Subtenant                  Tenant

     7. LIABILITY INSURANCE: Lease Paragraph 13 ("Liability Insurance") shall be deleted and replaced in its entirety by the following:

          "13.    LIABILITY INSURANCE:  Tenant, at Tenant's expense, agrees to keep in force during the Term of this Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) per occurrence for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas. Such insurance shall be primary and noncontributory as respects any insurance carried by Landlord. The policy or polices effecting such insurance shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. A certificate of insurance of said policy shall be delivered to Landlord. If, during the Term of this Lease, in the considered opinion of Landlord's Lender, insurance advisor, or counsel, the amount of insurance described in this Paragraph 13 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate."



     8. LIMITATION OF LIABILITY: Lease Paragraph 39 ("Limitation of Liability") shall be deleted and replaced in its entirety by the following:

     "39.     LIMITATION OF LIABILITY     In consideration of the benefits
     accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

     (i) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;
     (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);


                                                                 Initial: ______

     (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
     (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
     (v)  no judgment will be taken against any partner of Landlord;
     (vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;
     (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;
     (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

          Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law."

          9. HAZARDOUS MATERIALS: Lease Paragraph 49 ("Hazardous Materials") shall be deleted in its entirety and replaced with the following:

          "49. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises and the common areas of the Complex (hereinafter collectively referred to as the "Property"):

          A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term "Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

          B. Tenant shall obtain Landlord's written consent, which may be withheld in Landlord's discretion, prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below); provided, however, that Landlord's consent shall not be required for normal use in compliance with applicable Environmental Laws of customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees. Tenant agrees that any and all Tenant's Hazardous Materials Activities shall be conducted in strict, full compliance with applicable Environmental Laws at Tenant's expense, and shall not result in any contamination of the Property or the environment. Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense: (i) to install such Hazardous Materials


                                                                 Initial: ______
     monitoring, storage and containment devices as Landlord reasonably deems necessary (Landlord shall have no obligation to evaluate the need for any such installation or to require any such installation); (ii) provide Landlord with a written inventory of such HazardousMaterials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease ("Anniversary Date"); and (iii) on each Anniversary Date, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within two (2) months of each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

          C. Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant's Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

          D. If Landlord, in its sole discretion, believes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent of such contamination. Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorneys' fees Landlord incurs with respect to such investigation, that discloses Hazardous Materials contamination for which Tenant is liable under this Lease. Notwithstanding the above, Landlord may, at its option and in its sole and absolute discretion, choose to perform remediation and obtain reimbursement for cleanup costs as set forth herein from Tenant. Any cleanup costs incurred by Landlord as the result of Tenant's Hazardous Materials Activities shall be reimbursed by Tenant within thirty (30) days of presentation of written documentation of the expense to Tenant by Landlord. Such reimbursable costs shall include, but not be limited to, any reasonable consultant and attorney fees incurred by Landlord. Tenant shall take all actions necessary to preserve any claims it has against third parties, including, but not limited to, its insurers, for claims related to its operation, management of Hazardous Materials or contamination of the Property. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which may be withheld in Landlord's discretion. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

          E. Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its employees, assigns, successors, successors-in-interest, agents and representatives from and against any and all claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants' and other experts' fees and costs), and damages, which arise from or relate to: (i) Tenant's Hazardous Materials Activities; (ii) releases or discharges of Hazardous Materials at the Property, which occur


                                                                 Initial: ______
     during the Term of this Lease, (iii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date of the Lease; or (iv) the breach of any obligation of Tenant under this Paragraph 49 (collectively, "Tenant's Environmental Indemnification"). Tenant's Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenant's Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action (collectively, "Response Actions"). Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

     It is agreed that the Tenant's responsibilities related to Hazardous Materials will survive the expiration or termination of this Lease and that Landlord may obtain specific performance of Tenant's responsibilities under this Paragraph 49."


     10. AUTHORITY TO EXECUTE. The parties executing this Agreement hereby warrant and represent that they are properly authorized to execute this Agreement and bind the parties on behalf of whom they execute this Agreement and to all of the terms, covenants and conditions of this Agreement as they relate to the respective parties hereto.


     EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said September 21, 1992 Lease Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 2 to Lease as of the day and year last written below.


LANDLORD:                               TENANT:

JOHN ARRILLAGA SURVIVOR'S TRUST         ADAC LABORATORIES
                                        a California corporation


By                                      By
   ---------------------------------      ----------------------------------
  John Arrillaga, Trustee

Date:                                   ------------------------------------
       -----------------------          Print or Type Name

RICHARD T. PEERY SEPARATE               Title:
PROPERTY TRUST                                 -----------------------------


By                                      Date:
   --------------------------------            -----------------------------
   Richard T. Peery, Trustee


Date:
      ------------------------

                                                                 Initial: ______

                                                                    Milpitas 11

                                   AMENDMENT NO. 1
                                       TO LEASE


     THIS AMENDMENT NO. 1 is made and entered into this 6th day of July, 1998, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and ADAC LABORATORIES, a California corporation, as TENANT.

                                      RECITALS


     A. WHEREAS, by Lease Agreement dated December 6, 1993 Landlord leased to Tenant approximately 13,786 PLUS OR MINUS square feet of that certain 52,812 PLUS OR MINUS square foot building located at 630 Alder Drive, Milpitas, California, the details of which are more particularly set forth in said December 6, 1993 Lease Agreement, and

     B. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) extending the Term for seven years, changing the Termination Date from February 28, 1999 to February 28, 2006, (ii) amending the Basic Rent schedule and Aggregate Rent accordingly, (iii) increasing the Security Deposit required under the Lease, (iv) amending the Management Fee charged to Tenant, (vii) amending Lease Paragraphs 15 ("Property Insurance") and 19 ("Assignment and Subletting"), (viii) replacing Lease Paragraphs 13 ("Liability Insurance"), 39 ("Limitation of Liability") and 49 ("Hazardous Materials"), (ix) deleting Lease Paragraph 48 ("Option to Lease Additional Space") and (x) adding a paragraph ("Authority to Execute") to said Lease Agreement as hereinafter set forth.

                                     AGREEMENT


     NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

     1. TERM OF LEASE: It is agreed between the parties that the Term of said Lease Agreement shall be extended for an additional seven (7) year period, and the Lease Termination Date shall be changed from February 28, 1999 to February 28, 2006.

     2. BASIC RENTAL FOR EXTENDED TERM OF LEASE: The monthly Basic Rental for the Extended Term of Lease shall be as follows:

     On March 1, 1999, the sum of TWENTY SEVEN THOUSAND FIVE HUNDRED SEVENTY TWO AND NO/100 DOLLARS ($27,572.00) shall be due, and a like sum due on the first day of each month thereafter through and including February 1, 2000.

     On March 1, 2000, the sum of TWENTY EIGHT THOUSAND NINE HUNDRED FIFTY AND 60/100 DOLLARS ($28,950.60) shall be due, and a like sum due on the first day of each month thereafter through and including February 1, 2001.

     On March 1, 2001, the sum of THIRTY THOUSAND THREE HUNDRED TWENTY NINE AND 20/100 DOLLARS ($30,329.20) shall be due, and a like sum due on the first day of each month thereafter through and including February 1, 2002.

     On March 1, 2002, the sum of THIRTY ONE THOUSAND SEVEN HUNDRED SEVEN AND 80/100 DOLLARS ($31,707.80) shall be due, and a like sum due on the first day of each month thereafter through and including February 1, 2003.

     On March 1, 2003, the sum of THIRTY THREE THOUSAND EIGHTY SIX AND 40/100 DOLLARS ($33,086.40) shall be due, and a like sum due on the first day of each month thereafter through and including February 1, 2004.

     On March 1, 2004, the sum of THIRTY FOUR THOUSAND FOUR HUNDRED SIXTY

                                                             Initial: _________

FIVE AND NO/100 DOLLARS ($34,465.00) shall be due, and a like sum due on the first day of each month thereafter, through and including February 1, 2005.

     On March 1, 2005, the sum of THIRTY FIVE THOUSAND EIGHT HUNDRED FORTY THREE AND 60/100 DOLLARS ($35,843.60) shall be due, and a like sum due on the first day of each month thereafter, through and including February 1, 2006.

     The Aggregate Basic Rent for the Lease shall be increased by $2,663,455.20 or from $894,133.28 to $3,557,588.48.


     3. SECURITY DEPOSIT: Tenant's Security Deposit shall be increased by $38,600.80, or from $33,086.40 to $71,687.20. Tenant shall pay $19,300.40 of said $38,600.80 increase upon Tenant's execution of this Amendment No. 1. The remaining $19,300.40 shall be in the form of a Promissory Note due September 1, 1999.

     4. MANAGEMENT FEE: Beginning March 1, 1999, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a FIXED monthly management fee ("Management Fee") equal to two percent (2%) of the Basic Rent due for each month throughout the remaining Lease Term. Tenant shall remain liable for the five percent (5%) management fee previously charged against Additional Rent through February 28, 1999.

     5. PROPERTY INSURANCE: Lease Paragraph 15 ("Property Insurance") is hereby amended to include the following: "Tenant acknowledges that as part of the cost of insurance policies for the Premises, Tenant is responsible for the payment of insurance deductibles on insurance claims as they relate to the Premises".

     6. ASSIGNMENT AND SUBLETTING: Lease Paragraph 19 ("Assignment and Subletting") shall be amended to include the following language:

     "A. Notwithstanding the foregoing, Landlord and Tenant agree that it shall not be unreasonable for Landlord to refuse to consent to a proposed assignment, sublease or other transfer ("Proposed Transfer") if the Premises or ant other portion of the Property would become subject to additional or different Government Requirements as a direct or indirect consequence of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property. However, Landlord may, in its sole discretion, consent to such a Proposed Transfer where Landlord is indemnified by Tenant and (i) Subtenant or
(ii) Assignee, in form and substance satisfactory to Landlord's counsel, by Tenant and/or the Proposed Transferee from and against any and all costs, expenses, obligations and liability arising out of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property.

     B. Any and all sublease agreement(s) between Tenant and any and all subtenant(s) (which agreements must be consented to by Landlord, pursuant to the requirements of this Lease) shall contain the following language:

          "If Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code

                                                             Initial: _________
     which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

     The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.


          Initials:  __________              Initials:__________"
                     Subtenant                         Tenant


     7. LIABILITY INSURANCE: Lease Paragraph 13 ("Liability Insurance") shall be deleted and replaced in its entirety by the following:

          "13.    LIABILITY INSURANCE:  Tenant, at Tenant's expense, agrees to keep in force during the Term of this Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) per occurrence for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas. Such insurance shall be primary and noncontributory as respects any insurance carried by Landlord. The policy or polices effecting such insurance shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. A certificate of insurance of said policy shall be delivered to Landlord. If, during the Term of this Lease, in the considered opinion of Landlord's Lender, insurance advisor, or counsel, the amount of insurance described in this Paragraph 13 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate."



     8. LIMITATION OF LIABILITY: Lease Paragraph 39 ("Limitation of Liability") shall be deleted and replaced in its entirety by the following:

     "39.     LIMITATION OF LIABILITY     In consideration of the benefits
     accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

     (i) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;
     (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
     (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
     (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
     (v)  no judgment will be taken against any partner of Landlord;
     (vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;
     (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;
     (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

                                                             Initial: _________
partner of Landlord.

     Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law."

     9. HAZARDOUS MATERIALS: Lease Paragraph 49 ("Hazardous Materials") shall be deleted in its entirety and replaced with the following:


          "49. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises and the common areas of the Complex (hereinafter collectively referred to as the "Property"):

          A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term "Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

     B. Tenant shall obtain Landlord's written consent, which may be withheld in Landlord's discretion, prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below); provided, however, that Landlord's consent shall not be required for normal use in compliance with applicable Environmental Laws of customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees. Tenant agrees that any and all Tenant's Hazardous Materials Activities shall be conducted in strict, full compliance with applicable Environmental Laws at Tenant's expense, and shall not result in any contamination of the Property or the environment. Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense: (i) to install such Hazardous Materials monitoring, storage and containment devices as Landlord reasonably deems necessary (Landlord shall have no obligation to evaluate the need for any such installation or to require any such installation); (ii) provide Landlord with a written inventory of such HazardousMaterials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease ("Anniversary Date"); and
(iii) on each Anniversary Date, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within two (2) months of each Anniversary Date.


                                                             Initial: _________

     Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

          C. Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant's Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

          D. If Landlord, in its sole discretion, believes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent of such contamination. Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorneys' fees Landlord incurs with respect to such investigation, that discloses Hazardous Materials contamination for which Tenant is liable under this Lease. Notwithstanding the above, Landlord may, at its option and in its sole and absolute discretion, choose to perform remediation and obtain reimbursement for cleanup costs as set forth herein from Tenant. Any cleanup costs incurred by Landlord as the result of Tenant's Hazardous Materials Activities shall be reimbursed by Tenant within thirty (30) days of presentation of written documentation of the expense to Tenant by Landlord. Such reimbursable costs shall include, but not be limited to, any reasonable consultant and attorney fees incurred by Landlord. Tenant shall take all actions necessary to preserve any claims it has against third parties, including, but not limited to, its insurers, for claims related to its operation, management of Hazardous Materials or contamination of the Property. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which may be withheld in Landlord's discretion. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testin or drilling performed pursuant to the preceding sentence.

          E. Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its employees, assigns, successors, successors-in-interest, agents and representatives from and against any and all claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants' and other experts' fees and costs), and damages, which arise from or relate to: (i) Tenant's Hazardous Materials Activities; (ii) releases or discharges of Hazardous Materials at the Property, which occur during the Term of this Lease, (iii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date of the Lease; or (iv) the breach of any obligation of Tenant under this Paragraph 49 (collectively, "Tenant's Environmental Indemnification"). Tenant's Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenant's Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action (collectively, "Response Actions").


                                                             Initial: _________

     Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

     It is agreed that the Tenant's responsibilities related to Hazardous Materials will survive the expiration or termination of this Lease and that Landlord may obtain specific performance of Tenant's responsibilities under this Paragraph 49."


     10. OPTION TO LEASE ADDITIONAL SPACE: Tenant's Option to Lease an additional 9,483 square feet under Lease Paragraph 48 ("Option to Lease Additional Space") expired on April 1, 1994; therefore it is agreed between the parties that said Lease Paragraph 48 is hereby deleted in its entirety and of no further force or effect.

     11. AUTHORITY TO EXECUTE. The parties executing this Agreement hereby warrant and represent that they are properly authorized to execute this Agreement and bind the parties on behalf of whom they execute this Agreement and to all of the terms, covenants and conditions of this Agreement as they relate to the respective parties hereto.


     EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said December 6, 1993 Lease Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the day and year last written below.


LANDLORD:                               TENANT:

JOHN ARRILLAGA SURVIVOR'S TRUST         ADAC LABORATORIES
                                        a California corporation



By                                      By
   --------------------------------        --------------------------------
   John Arrillaga, Trustee

                                        -----------------------------------
Date:                                   Print or Type Name
     ------------------------------

RICHARD T. PEERY SEPARATE               Title:
PROPERTY TRUST                                 ----------------------------


By                                      Date:
   --------------------------------          ------------------------------
  Richard T. Peery, Trustee


Date:
      -----------------------------


                                                             Initial: _________